UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 11, 2014
Date of earliest event reported: May 2, 2014

El Paso Pipeline Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-33825	26-0789784
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1001 Louisiana Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: As previously disclosed on El Paso Pipeline Partners, L.P.’s (the “Partnership”) Current Report on Form 8-K filed on May 2, 2014 (the “Report”), the Partnership acquired from Kinder Morgan, Inc. (“KMI”) and its subsidiaries, El Paso Holdco LLC (“El Paso”), El Paso CNG Company, L.L.C. (“EP CNG”) and El Paso Ruby Holding Company, L.L.C. (“EP Ruby”) (collectively, the “Contributors”), a 50% equity interest in Ruby Pipeline Holding Company, L.L.C. (“Ruby”), an indirect 50% equity interest in Gulf LNG Holdings Group, LLC (“Gulf LNG”) through its acquisition of a 100% equity interest of Southern Gulf LNG Company, L.L.C. (“Southern Gulf”) and an indirect 47.5% equity interest in Young Gas Storage Company, Ltd. (“Young”) through its acquisition of a 100% equity interest in CIG Gas Storage Company LLC (“CIG Gas Storage”), in a transaction valued at approximately $2.0 billion (the “Drop-Down Transaction”). This Form 8-K/A amends Item 9.01 of the Report to include the pro forma financial information and financial statements of businesses acquired with respect to the Drop-Down Transaction as required by Item 9.01 (b) of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

(i)
Ruby’s audited consolidated financial statements as of December 31, 2013 and for the year ended December 31, 2013 and related notes thereto are filed herewith as Exhibit 99.1 and incorporated herein by reference.

(ii)
Ruby’s unaudited consolidated financial statements as of March 31, 2014 and for the three months ended March 31, 2014 and 2013 and related notes thereto are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(iii)
Gulf LNG’s audited consolidated financial statements as of December 31, 2013 and for the year ended December 31, 2013 and related notes thereto are filed herewith as Exhibit 99.3 and incorporated herein by reference.

(iv)
Gulf LNG’s unaudited consolidated financial statements as of March 31, 2014 and for the three months ended March 31, 2014 and 2013 and related notes thereto are filed herewith as Exhibit 99.4 and incorporated herein by reference.

(v)	Young’s audited financial statements as of December 31, 2013 and for the year ended December 31, 2013 and related notes thereto are filed herewith as Exhibit 99.5 and incorporated herein by reference.

(vi)
Young’s unaudited financial statements as of March 31, 2014 and for the three months ended March 31, 2014 and 2013 and related notes thereto are filed herewith as Exhibit 99.6 and incorporated herein by reference.

(vii)
Southern Gulf’s audited financial statements as of December 31, 2013 and for the year ended December 31, 2013 and related notes thereto are filed herewith as Exhibit 99.7 and incorporated herein by reference.

(viii)
Southern Gulf’s unaudited financial statements as of March 31, 2014 and for the three months ended March 31, 2014 and 2013 and related notes thereto are filed herewith as Exhibit 99.8 and incorporated herein by reference.

(ix)
CIG Gas Storage’s audited financial statements as of December 31, 2013 and for the year ended December 31, 2013 and related notes thereto are filed herewith as Exhibit 99.9 and incorporated herein by reference.

(x)
CIG Gas Storage’s unaudited financial statements as of March 31, 2014 and for the three months ended March 31, 2014 and 2013 and related notes thereto are filed herewith as Exhibit 99.10 and incorporated herein by reference.

(b) Unaudited pro forma combined consolidated financial statements.
The Partnership’s unaudited pro forma condensed combined balance sheet as of March 31, 2014 and unaudited pro forma condensed combined statements of income for the three months ended March 31, 2014 and for the year ended December 31, 2013 and notes thereto are filed herewith as Exhibit 99.11 and incorporated herein by reference. The unaudited pro forma combined consolidated financial statements reflect the Partnership’s historical consolidated financial statements, historical financial statements of Southern Gulf, a 50% interest in Ruby and CIG Gas Storage, and adjustments for the pro forma effects of the Drop-Down Transaction and related financing transactions in all periods presented.

(d)  Exhibits.

Exhibit Number	Description
23.2	Consent of PricewaterhouseCoopers LLP.
99.1	Ruby Pipeline Holding Company, L.L.C. audited consolidated financial statements as of December 31, 2013 and for the year ended December 31, 2013 and related notes thereto.
99.2	Ruby Pipeline Holding Company, L.L.C. unaudited consolidated financial statements as of March 31, 2014 and for the three months ended March 31, 2014 and 2013 and related notes thereto.
99.3	Gulf LNG Holdings Group, LLC audited consolidated financial statements as of December 31, 2013 and for the year ended December 31, 2013 and related notes thereto.
99.4	Gulf LNG Holdings Group, LLC unaudited consolidated financial statements as of March 31, 2014 and for the three months ended March 31, 2014 and 2013 and related notes thereto.
99.5	Young Gas Storage Company, Ltd. audited financial statements as of December 31, 2013 and for the year ended December 31, 2013 and related notes thereto.
99.6	Young Gas Storage Company, Ltd. unaudited financial statements as of March 31, 2014 and for the three months ended March 31, 2014 and 2013 and related notes thereto.
99.7	Southern Gulf LNG Company, L.L.C. audited financial statements as of December 31, 2013 and for the year ended December 31, 2013 and related notes thereto.
99.8	Southern Gulf LNG Company, L.L.C. unaudited financial statements as of March 31, 2014 and for the three months ended March 31, 2014 and 2013 and related notes thereto.
99.9	CIG Gas Storage Company audited financial statements as of December 31, 2013 and for the year ended December 31, 2013 and related notes thereto.
99.10	CIG Gas Storage Company unaudited financial statements as of March 31, 2014 and for the three months ended March 31, 2014 and 2013 and related notes thereto.
99.11
El Paso Pipeline Partners, L.P. unaudited Pro Forma Condensed Combined Financial Statements as of March 31, 2014 and for the three months ended March 31, 2014 and for the year ended December 31, 2013 and notes thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL PASO PIPELINE PARTNERS, L.P.

By:	EL PASO PIPELINE GP COMPANY, L.L.C.,
its general partner

	By:	/s/ David P. Michels
David P. Michels Vice President and Chief Financial Officer

Date: June 11, 2014

EL PASO PIPELINE PARTNERS, L.P.

EXHIBIT INDEX

Exhibit Number	Description
23.2	Consent of PricewaterhouseCoopers LLP.
99.1	Ruby Pipeline Holding Company, L.L.C. audited consolidated financial statements as of December 31, 2013 and for the year ended December 31, 2013 and related notes thereto.
99.2	Ruby Pipeline Holding Company, L.L.C. unaudited consolidated financial statements as of March 31, 2014 and for the three months ended March 31, 2014 and 2013 and related notes thereto.
99.3	Gulf LNG Holdings Group, LLC audited consolidated financial statements as of December 31, 2013 and for the year ended December 31, 2013 and related notes thereto.
99.4	Gulf LNG Holdings Group, LLC unaudited consolidated financial statements as of March 31, 2014 and for the three months ended March 31, 2014 and 2013 and related notes thereto.
99.5	Young Gas Storage Company, Ltd. audited financial statements as of December 31, 2013 and for the year ended December 31, 2013 and related notes thereto.
99.6	Young Gas Storage Company, Ltd. unaudited financial statements as of March 31, 2014 and for the three months ended March 31, 2014 and 2013 and related notes thereto.
99.7	Southern Gulf LNG Company, L.L.C. audited financial statements as of December 31, 2013 and for the year ended December 31, 2013 and related notes thereto.
99.8	Southern Gulf LNG Company, L.L.C. unaudited financial statements as of March 31, 2014 and for the three months ended March 31, 2014 and 2013 and related notes thereto.
99.9	CIG Gas Storage Company audited financial statements as of December 31, 2013 and for the year ended December 31, 2013 and related notes thereto.
99.10	CIG Gas Storage Company unaudited financial statements as of March 31, 2014 and for the three months ended March 31, 2014 and 2013 and related notes thereto.
99.11
El Paso Pipeline Partners, L.P. unaudited Pro Forma Condensed Combined Financial Statements as of March 31, 2014 and for the three months ended March 31, 2014 and for the year ended December 31, 2013 and notes thereto.

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